                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  December 1, 2006
                                -----------------
                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

               Delaware                              02-0670926
               --------                              ----------
     (State or other jurisdiction                  (IRS Employer
           of incorporation)                     Identification No.)

                                    001-31925
                                    ---------
                              (Commission File No.)

                 99 Rosewood Drive, Suite 260, Danvers, MA 01923
                 -----------------------------------------------
           (Address of principal executive offices including zip code)

                                 (978) 750-1991
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is being filed by Vaso Active Pharmaceuticals, Inc., a Delaware corporation (the "Company"), in connection with the events described below.

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

The Company has filed a lawsuit in the Suffolk Superior Court, Boston, Massachusetts against the law firm of Robinson & Cole LLP. The case was assigned to the Business Litigation Session.

Additional information regarding this item appears in the press release issued by the Company December 4, 2006, which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

               Exhibit 99.1 Press Release, dated December 4, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  VASO ACTIVE PHARMACEUTICALS, INC.


                                  By: /s/Joseph Frattaroli
                                      ----------------------------
                                      Joseph Frattaroli

                                  Title: Acting Chief Executive Officer,
                                         President and Chief Financial Officer


Dated: December 4, 2006